                                                                Exhibit 10.31(a)

                               AMENDMENT NO. 1 TO
                          THE ATMOS ENERGY CORPORATION
                          EXECUTIVE RETIREE LIFE PLAN

     THIS AMENDMENT NO. 1 TO THE ATMOS ENERGY CORPORATION EXECUTIVE RETIREE LIFE PLAN (the "Amendment") is executed and effective this 13th day of August, 1997.

     WHEREAS, ATMOS ENERGY CORPORATION (the "Company") heretofore adopted The Atmos Energy Corporation Executive Retiree Life Plan (the "Plan") which became effective on November 9, 1994; and

     WHEREAS, pursuant to Section 7.1 of the Plan which permits the Company to amend the Plan from time to time, the Company desires to amend the Plan to include operating company presidents of the Company in the Plan, as hereinafter provided.

     NOW, THEREFORE, the Company does hereby amend the Plan in the following respects:

     1. Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Plan.

     2. Amendment of Section 1.1. Section 1.1 of the Plan describing the purpose of the Plan is hereby amended to read in its entirety as follows:

          "Section 1.1. Purpose: The purpose of this Plan is to provide death benefits for retired corporate officers and operating company presidents of Atmos Energy Corporation."


     3. Amendment of Section 2.1(e). Subsection (e) of Section 2.1, "Definitions", in which a "Participant" of the Plan is defined, is hereby amended to read in its entirety as follows:

          "(e) Participant: An eligible corporate officer or operating company president of the Employer who retires and meets the requirements to participate in the Plan in accordance with the provisions of Article III hereof."

     4. Amendment of Section 3.1. Section 3.1, describing employees eligible to participate in the Plan, is hereby amended to read in its entirety as follows:

          "Section 3.1. Employees Eligible to Participate: Any employee who retires from the employ of the Employer on or after September 30, 1994 and on or after attaining age 55 and who, immediately prior to his retirement, is a corporate officer or operating company president of the Employer, shall be eligible to participate in this Plan and shall become a Participant upon his retirement."

      5. Amendment of Section 7.2. Section 7.2, concerning nonguarantee of employment, is hereby amended to read in its entirety as follows:

     "Section 7.2. Nonguarantee of Employment: Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any employee, as a right of any employee to be continued in the employment of the Employer or to be continued as a corporate officer or operating company president of the Employer, or as a limitation of the right of the Employer to discharge any of its employee, with or without cause."

     IN WITNESS WHEREOF, the Company has caused this AMENDMENT NO. 1 TO THE ATMOS ENERGY CORPORATION EXECUTIVE RETIREE LIFE PLAN to be executed in its name and on its behalf this 13/th/ day of August, 1997.


                                    ATMOS ENERGY CORPORATION


                                    By: /s/ Robert W. Best
                                      ---------------------
                                      Robert W. Best
                                      Chairman, President and CEO

                                       2